UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2013

SCG FINANCIAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 N. Wabash Ave. Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)

(312) 784-3960

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On April 25, 2013, SCG Financial Acquisition Corp., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had completed its acquisition of Symon Holdings Corporation, a Delaware corporation (“Symon”), on April 19, 2013. In accordance with Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Original 8-K disclosed that the financial statements of Symon required under Item 9.01(a) of Form 8-K and the pro forma financial information required under Item 9.01(b) of Form 8-K (the “Required Financial Statements”) would be filed by amendment to the Original 8-K within 71 calendar days of the date on which the Original 8-K was required to be filed. The purpose of this amended Current Report on Form 8-K/A is to amend the Original 8-K to include the Required Financial Statements. Except as set forth herein, the Original 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Symon as of and for the fiscal years ended January 31, 2013, 2012 and 2011 contained are incorporated herein by reference to the Amendment No. 1 to Registration Statement on Form S-1 (No. 333-188413) filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 28, 2013 (the “Registration Statement”).

(b)	Pro Forma Financial Information.

The information set forth in the Registration Statement under the caption “Unaudited Condensed Combined Pro Forma Financial Information” is incorporated herein by reference to the Registration Statement.

(d)	Exhibits.

The following exhibits are filed herewith or incorporated by reference herein:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 1, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger III Corp., Symon Holdings Corporation and Golden Gate Investment Fund II, L.P., solely in its capacity as Securityholders’ Representative. (1)

23.1	Consent of BDO USA, LLP*

99.1	Press Release, dated April 8, 2013 (2)

______________________

(1)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on March 1, 2013.

(2)     Filed as an exhibit to the Original 8-K.

*       Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 3, 2013

SCG FINANCIAL ACQUISITION CORP.

By: /s/ William G. Cole

      Name: William G. Cole

      Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 1, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger III Corp., Symon Holdings Corporation and Golden Gate Investment Fund II, L.P., solely in its capacity as Securityholders’ Representative. (1)

23.1	Consent of BDO USA, LLP*

99.1	Press Release, dated April 8, 2013 (2)

 ______________________

(1)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on March 1, 2013.

(2)     Filed as an exhibit to the Original 8-K.

*       Filed herewith.

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